===============================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: July 29, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

             TEXAS                                   74-1611874
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

       15835 Park Ten Place Drive                      77084
             Houston, Texas                         (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
===============================================================================

ITEM 7. EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED JULY 29, 2004

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2004 AND 2003

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND NINE MONTHS ENDED JUNE 30, 2004

EXHIBIT 99.4    CONSOLIDATED BALANCE SHEETS AT JUNE 30, 2004 AND
                SEPTEMBER 30, 2003

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT JULY 29, 2004



ITEM 9.  REGULATION FD DISCLOSURE


     On July 29, 2004, the Company announced its earnings for the Fiscal Year 2004 Third Quarter ended June 30, 2004. A copy of the press release summarizing these earnings is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

     The ATWOOD SOUTHERN CROSS has been awarded a contract by Daewoo International Corporation to drill two firm wells plus an option for one additional well offshore Myanmar. The contract provides for a dayrate of $35,000 for the two firm wells and $40,000 for the option well. The ATWOOD SOUTHERN CROSS is currently drilling a program for Murphy Sarawak Oil Company ("Murphy"). If Murphy exercises one more option, the Daewoo program will commence immediately upon the rig completing the Murphy work. The drilling of the two firm wells for Daewoo is estimated to take 60 to 80 days to complete.

     It has been preliminarily determined that the ATWOOD BEACON has damage to all three legs and the derrick as a result of the previously announced (see Press Release dated July 26, 2004) incident on July 25, 2004, while positioning the rig for its next well in Indonesia. The Company's current plan, which is subject to further analysis and revision, is to remove the legs on location and then transport the rig and the legs to the builder's shipyard in Singapore for inspection and repairs. Presently, the Company is unable to determine the time necessary for repairs. The current contract for the rig had approximately 60 days remaining in its term. The Company is discussing the status of the contract with the operator; however, until the repair period for the rig is better defined, the Company is unable to comment on future contract plans and marketing options involving the rig.

     The ATWOOD EAGLE is preparing to commence drilling its fifth well for BHP Billiton Petroleum, with BHP having an option to drill one more well prior to the rig commencing its drilling program for Woodside Energy, Ltd.

     In the Company's conference call in April 2004, earnings for the fourth quarter of fiscal year 2004 were estimated to range between $.25 and $.35 Now with the ATWOOD BEACON incident and with the ATWOOD FALCON having no revenues for the entire month of July 2004 due to its quarters upgrade and planned maintenance and mobilization to its next drilling location, earnings for the fourth quarter of fiscal year 2004 is currently estimated to range between $.05 and $.10, with estimated earnings for the fiscal year being between $.35 and $.40.

     Additional information with respect to the Company's Consolidated Statements of Operations for the three months and nine months ended June 30, 2004 and 2003, an analysis of Contract Revenues and Drilling Costs for the three months and nine months ended June 30, 2004, Consolidated Balance Sheets at June 30, 2004 and September 30, 2003 and Contract Status Summary at July 29, 2004 are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, which are being furnished in accordance with rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATWOOD OCEANICS, INC.
                                             (Registrant)



                                             /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE: July 29, 2004

                           EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

99.1     Press Release dated July 29, 2004

99.2 Consolidated Statements of Operations for the Three Months and Nine Months ended June 30, 2004 and 2003

99.3 Analysis of Contract Revenues and Drilling Costs for the Three Months and Nine Months ended June 30, 2004

99.4     Consolidated Balance Sheets at June 30, 2004 and September 30, 2003

99.5     Contract Status Summary at July 29, 2004

                                  EXHIBIT 99.1
Houston, Texas
29 July 2004

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based International Drilling Contractor, announced today that the Company earned net income of $5,685,000 or $.40 per diluted share, on contract revenues of $48,386,000 for the quarter ended June 30, 2004, compared to a net loss of ($82,000) or ($.01) per diluted share on contract revenues of $41,847,000 for the quarter ended June 30, 2003. For the nine months ended June 30, 2004, the Company earned net income of $4,243,000 or $ .30 per diluted share, on contract revenues of $120,521,000 compared to net income of $1,455,000 or $.10 per diluted share, on contract revenues of $106,761,000 for the nine months ended June 30, 2003.

                                   FOR THE THREE MONTHS ENDED JUNE 30,
                                     2004                        2003
                                 --------------              -------------

Contract Revenues                $48,386,000                 $41,847,000
                                 ===========                 ==========
Income before Income Taxes         8,589,000                   2,207,000
Provision for Income Taxes       ( 2,904,000)                 (2,289,000)
                                 -----------                 ----------
Net Income                         5,685,000                     (82,000)
                                 ===========                 ===========
Earnings per Common Share -
      Basic                              .41                        (.01)
      Diluted                            .40                        (.01)

Weighted Average Shares
   Outstanding -
      Basic                       13,860,000                 13,847,000
      Diluted                     14,073,000                 13,847,000

                                    FOR THE NINE MONTHS ENDED JUNE 30,
                                      2004                       2003
                                   -------------             ------------

Contract Revenues                   $120,521,000             $106,761,000
                                    ============             ============
Income before Income Taxes            10,760,000                6,009,000
Provision for Income Taxes            (6,517,000)              (4,554,000)
                                    ------------             ------------
Net Income                             4,243,000                1,455,000
                                    ============             ============
Earnings per Common Share -
      Basic                                  .31                      .11
      Diluted                                .30                      .10

Weighted Average Shares
   Outstanding -
      Basic                          13,858,000                13,846,000
      Diluted                        13,999,000                13,903,000


                                                           Contact:  Jim Holland
                                                                  (281) 749-7804

                                           EXHIBIT 99.2


                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                (In thousands, except per share amounts)


                                                   Three Months Ended                 Nine Months Ended
                                                        June 30,                          June 30,
                                          --------------------------------      ---------------------------
                                                2004                2003           2004                2003
                                                ----                ----           ----                ----
                                                        (Unaudited)                       (Unaudited)
REVENUES:
         Contract drilling                     $ 48,386           $ 41,847        $120,521          $106,761
                                               --------           --------        --------          --------


COSTS AND EXPENSES:
         Contract drilling                       26,572             27,635          70,519            71,094
         Depreciation                             7,898              6,783          23,587            18,025
         General and administrative               3,008              3,023           8,683             8,822
                                                -------           --------         -------           -------

                                                 37,478             37,441         102,789            97,941
                                                 ------           --------         -------           -------

OPERATING INCOME                                 10,908              4,406          17,732             8,820
                                                 ------           --------         -------           -------

OTHER INCOME (EXPENSE)
         Interest expense                        (2,330)            (2,239)         (6,998)           (2,950)
        Interest income                              11                 40              26               139
                                                 ------           --------         -------           -------
                                                 (2,319)            (2,199)         (6,972)           (2,811)
                                                 ------           --------         -------           -------

INCOME BEFORE INCOME TAXES                        8,589              2,207           10,760             6,009

PROVISION FOR INCOME TAXES                        2,904              2,289            6,517             4,554
                                                 ------           --------         -------            -------

NET INCOME (LOSS)                               $ 5,685           $    (82)        $  4,243          $  1,455
                                                =======           ========         ========          ========

EARNINGS (LOSS) PER SHARE
       Basic                                    $  .41              $ (.01)           $ .31             $ .11
       Diluted                                  $  .40              $ (.01)           $ .30             $ .10
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING
      Basic                                     13,860              13,847           13,858            13,846
      Diluted                                   14,073              13,847           13,999            13,903


                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)


                            FOR THE THREE MONTHS ENDED JUNE 30, 2004
                             CONTRACT                CONTRACT
                             DRILLING                DRILLING
                             REVENUES                 COSTS
                           -----------------    -----------------
                                       (In Millions)

ATWOOD EAGLE                     $ 11.9                 $ 7.3
ATWOOD FALCON                       7.8                   3.7
BEACON                              6.1                   2.3
VICKSBURG                           6.0                   2.2
ATWOOD HUNTER                       5.6                   3.1
SEAHAWK                             4.6                   2.0
ATWOOD SOUTHERN CROSS               3.5                   2.8
RICHMOND                            2.4                   2.1
OTHER                               0.5                   1.1
                                  -----                 -----
                                  $48.4                 $26.6
                                  =====                 =====



                            FOR THE NINE MONTHS ENDED JUNE 30, 2004
                             CONTRACT                  CONTRACT
                              DRILLING                 DRILLING
                              REVENUES                 COSTS
                           -----------------       --------------
                                          (In Millions)

ATWOOD FALCON                   $21.6                 $ 9.9
ATWOOD EAGLE                     19.9                  14.1
VICKSBURG                        18.2                   6.6
BEACON                           15.2                   6.8
ATWOOD HUNTER                    14.1                   8.9
SEAHAWK                          14.0                   6.2
ATWOOD SOUTHERN CROSS             9.1                   9.6
RICHMOND                          6.9                   6.0
OTHER                             1.5                   2.4
                               ------                 -----
                               $120.5                 $70.5
                               ======                 =====


                                           EXHIBIT 99.4

                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                        CONSOLIDATED BALANCE SHEETS
                                              (In thousands)

                                                                   Jun. 30, 2004             SEP. 30, 2003
                                                                  --------------            --------------
                                                                                   (Unaudited)
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                         $17,508                      $21,551
    Accounts receivable                                                33,204                       30,864
    Income tax receivable                                               3,278                        3,278
    Inventories of materials and supplies
     at lower of average cost or market                                12,023                       12,583
    Deferred tax assets                                                   380                          550
    Prepaid expenses and other                                          4,304                        7,186
                                                                     --------                     --------

      Total Current Assets                                             70,697                       76,012
                                                                     --------                     --------

PROPERTY AND EQUIPMENT:
     Drilling vessels, equipment and drill pipe                       632,776                      629,167
     Other                                                              9,143                        9,072
                                                                     --------                     --------

                                                                      641,919                      638,239

     Less-accumulated depreciation                                    218,690                      195,137
                                                                     --------                     --------

      Net Property and Equipment                                      423,229                      443,102
                                                                     --------                     --------

DEFERRED COSTS AND OTHER ASSETS                                         3,721                        3,560
                                                                     --------                     --------

                                                                     $497,647                     $522,674
                                                                     ========                     ========

LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                                $33,000                      $24,000
   Accounts payable                                                     4,248                       10,403
   Accrued liabilities                                                  7,641                        8,851
   Deferred credits                                                     3,200                        6,695
                                                                     --------                     --------

       Total Current Liabilities                                       48,089                       49,949
                                                                     --------                     --------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                                         154,000                      181,000
                                                                     --------                     --------
                                                                      154,000                      181,000
                                                                     --------                     --------

OTHER LONG TERM LIABILITIES
     Deferred income taxes                                             20,518                       21,217
     Deferred credits and other                                         7,042                        7,041
                                                                     --------                     --------
                                                                       27,560                       28,258
                                                                     --------                     --------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding                     0                            0
    Common stock, $1 par value, 20,000,000 shares
          authorized with 13,857,000 issued and outstanding            13,866                       13,851
    Paid-in capital                                                    57,677                       57,404
    Retained earnings                                                 196,455                      192,212
                                                                     -------                       -------

        Total Shareholders' Equity                                    267,998                      263,467
                                                                     --------                     --------

                                                                     $497,647                     $522,674
                                                                     ========                     ========



                                                       EXHIBIT 99.5
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                     AT JULY 29, 2004


NAME OF RIG             LOCATION            CUSTOMER                    CONTRACT STATUS
-----------             --------            ---------                   -----------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL ("SHELL")    The rig is currently preparing to commence working
                                                                        under the Shell contract which involves the drilling
                                                                        of two firm wells with options to drill three
                                                                        additional wells and could extend into December 2004
                                                                        or beyond if all five wells are drilled.


ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.


ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     The rig is preparing to commence drilling its fifth
                                             PTY. LTD. ("BHP")          well for BHP. BHP has an option to drill one more well
                                                                        prior to the rig commencing its drilling program for
                                                                        Woodside Energy, LTD. ("Woodside").  If the one option
                                                                        well is not drilled, the current drilling program with
                                                                        BHP should be completed in August 2004, with the rig
                                                                        then commencing its two firm wells plus one option
                                                                        well drilling program for Woodside.  BHP has been
                                                                        granted three additional option wells which can only
                                                                        be drilled after the completion of the Woodside
                                                                        contract and are subject to mutual agreement on
                                                                        timing.  In the event that the current BHP drilling
                                                                        program is further extended, and Woodside is unable to
                                                                        drill both firm wells before the end of November 2004,
                                                                        Woodside has the right to reduce its commitment to one
                                                                        firm well.

SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on October 1, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.


ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004, the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPH"Y)   program which now includes the drilling of three firm
                                                                        wells plus options to drill an additional three
                                                                        wells.  The rig has been awarded a contract by Daewoo
                                                                        International Corporation ("Daewoo") to drill two firm
                                                                        wells plus an option to drill one additional well
                                                                        offshore Myanmar.  If Murphy exercises one option, as
                                                                        expected, the Daewoo work would commence immediately
                                                                        after completing the Murphy program.  The drilling of
                                                                        the two firm wells is estimated to take 60 to 80 days
                                                                        to complete.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 THAILAND          CHEVRON OFFSHORE            In May 2004 the rig's contract with ExxonMobil
                                            (THAILAND) LIMITED          Exploration & Production Malaysia Inc. ("EMEPMI") was
                                            ("CHEVRON")                 suspended and the rig moved to Thailand to commence a
                                                                        drilling program for Chevron.  This program is
                                                                        expected to take approximately five months to
                                                                        complete, at which time, the rig will be moved back to
                                                                        Malaysia whereby EMEPMI will reinstate the rig's
                                                                        contract.  Upon reinstatement, the EMEPMI drilling
                                                                        commitment will include the estimated five months
                                                                        suspension period plus an extension of twelve months,
                                                                        for a total of seventeen months commencing in October
                                                                        2004. Once EMEPMI recommences its contract it will
                                                                        retain its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             PREPARING TO BE                               The ATWOOD BEACON has incurred damage to all three
                          MOVED TO A                                    legs and the derrick as a result of an incident on
                          SHIPYARD IN                                   July 25, 2004, while positioning the rig for its next
                          SINGAPORE                                     well in Indonesia.  The Company's current plan, which
                                                                        is subject to further analysis and revision, is to
                                                                        remove the legs on location and then transport the rig
                                                                        and the legs to the builder's shipyard in Singapore
                                                                        for inspection and repairs.  Presently, the Company is
                                                                        unable to determine the time necessary for repairs.
                                                                        The current contract for the rig had approximately 60
                                                                        days remaining in its term.  The Company is discussing
                                                                        the status of the contract with the operator.
                                                                        However, until the repair period for the rig is better
                                                                        defined, the Company is unable to comment on future
                                                                        contract plans and marketing options involving the
                                                                        rig.
SUBMERSIBLE -
---------------
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is in the process of completing the drilling
                          GULF OF MEXICO     TECHNOLOGY INC. ("ADTI")   of one well for ADTI which was assigned from Helis Oil
                                                                        & Gas Company ("Helis").  Upon completion of this
                                                                        well, the rig will have three firm wells to drill for
                                                                        Helis, with Helis having options to drill four
                                                                        additional wells. The drilling of the three firm wells
                                                                        for Helis is expected to take 90 to 120 days to
                                                                        complete and if all four option wells are drilled, the
                                                                        contract could extend to around 200 to 270 days.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.

